Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Millions		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current
Trade receivables		$ 3,586	$ 3,209
Construction contract assets	[1]	565	499
Total trade receivables and construction contract assets, gross		4,151	3,708	$ 3,709
Loss allowance		(131)	(140)
Total trade receivables and construction contract assets, net		4,020	3,568
Amounts receivable from equity accounted investments		31	32
Prepayments		251	221
Other receivables		267	265
Total		4,569	4,086
Non-current
Other receivables		$ 239	$ 325

[1]	Includes unbilled revenue and retentions held by customers in respect of construction contracts at the balance sheet date amounting to $361 million and $204 million respectively (2020: $297 million and $202 million respectively). The movements in these balances during the year was as follows: